Trent Equity Fund
                 Supplement to Prospectus dated January 1, 1996

The disclosure under the caption Custodian in the Fund's prospectus dated January 1, 1996 is supplemented by the following information.

Effective March 1, 1996, Star Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202 will serve as Custodian of the Fund's assets.



The disclosure under the caption "Management of the Fund" in the Prospectus is revised as follows:

Investment Company Administration Corporation ("ICAC"),the Fund's Administration Manager, is paid a monthly fee at the annual rate of 0.25% of average net assets or $30,000, whichever is greater. Under a revised agreement with ICAC, a monthly fee will be paid by the Fund to ICAC at the following annual rate:

Average net assets of each Fund                      Fee or fee rate
-------------------------------                      ---------------
Under $15 million                                    $30,000
$15 to $50 million                                   0.20% of average net assets
$50 to $100 million                                  0.15% of average net assets
$100 million to $150 million                         0.10% of average net assets
Over $150 million                                    0.05% of average net assets

ICAC is currently waiving one half of the administrative management fee payable under this fee rate schedule.

March 1, 1996

                                TRENT EQUITY FUND
                       2002 Pisgah Church Road, Suite 140
                        Greensboro, North Carolina 27455
                                 (910) 282-9302

     The investment objective of the Trent Equity Fund (the "Fund") is to seek capital appreciation, both realized and unrealized, through investments in equities, consisting of common and preferred stocks and securities convertible into common stocks. Current income will be of secondary importance. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus. Trent Capital Management, Inc. (the "Advisor") serves as investment advisor to the Fund.

     This Prospectus sets forth the basic information you should know before investing in the Fund. You should read it and keep it for future reference. The Fund is a series of Professionally Managed Portfolios. A Statement of Additional Information dated January 1, 1996, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. A copy of the Statement of Additional Information is available without charge upon request to the Fund at the address or telephone number given above.



                                TABLE OF CONTENTS

      Expense Table....................................................   2
      Financial Highlights.............................................   3
      Investment Objectives and Approach...............................   4
      Risk Factors.....................................................   5
      Management of the Fund...........................................   6
      How to Invest in the Fund........................................   6
      How to Redeem an Investment in the Fund..........................   8
      Services Available to the Fund's Shareholders....................   9
      How the Fund's Per Share Value is Determined.....................   9
      Dividends, Distributions and Taxes...............................  10
      General Information..............................................  10

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                        Prospectus dated January 1, 1996

                                  EXPENSE TABLE

     Expenses are one of several factors to consider when investing in the Fund. The purpose of the following fee table is to provide an understanding of the various costs and expenses which may be borne directly or indirectly by an investment in the Fund. Actual expenses may be more or less than those shown.

     Shareholder Transaction Expenses
     Maximum Sales Load Imposed on Purchases...................   None
     Maximum Sales Load Imposed on Reinvested Dividends........   None
     Deferred Sales Load.......................................   None
     Redemption Fee............................................   None*

* A $7 charge is deducted on redemptions paid by wire transfer. See page 8.

     Annual Fund Operating Expenses
         (As a % of average net assets)
     Investment Advisory Fee Rate..............................   1.15%
     Administrator Fees........................................   0.25%
     Other Expenses............................................   0.60%
                                                                 ---------
     Total Fund Operating Expense (After Expense Reimbursement)   2.00%**
                                                                 =========

**The Advisor is currently limiting the Fund's annual operating expenses to 2.00% of average net assets. Without the Advisor's voluntary limitation, total fund operating expenses would have been 3.65% of average daily net assets for the fiscal year ended August 31, 1995.

EXAMPLE
This table illustrates the net transaction and operating expenses that would be incurred by an investment in the Fund over different time periods assuming a $1,000 investment, a 5% annual return, and redemption at the end of:

   1 year              3 years             5 years           10 years
     $20                 $63                $108               $233

     The Example shown above should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In addition, federal regulations require the Example to assume a 5% annual return, but the Fund's actual return may be higher or lower. See "Management of the Fund" on page 6.

                              FINANCIAL HIGHLIGHTS
               For a share outstanding throughout the fiscal year

The financial information as of and for the period ended September 2, 1992 through August 31, 1993 has been examined by Tait, Weller, & Baker, independent public accountants. The financial information as of and for the years ended August 31, 1994 and August 31, 1995 has been examined by Coopers & Lybrand L.L.P., independent public accountants, whose report is incorporated by reference in the statement of additional information. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund.


                                                                                          September 2,
                                                                                              1992*
                                                            Year Ended     Year Ended        through
                                                            August 31,     August 31,      August 31,
                                                               1995           1994            1993

Net asset value, beginning of period........................  $11.50         $11.66          $10.00
Income from investment operations:
      Net investment loss...................................      -0-         (0.07)          (0.08)
      Net realized and unrealized gain on investments.......     .67           0.15            1.76
----------------------------------------------------------------------------------------------------
      Total from investment operations......................     .67           0.08            1.68
----------------------------------------------------------------------------------------------------
Less distributions:
      Dividends (from net investment income)................      -0-            -0-          (0.01)
      Distributions (from capital gains)....................   (1.93)         (0.24)          (0.01)
----------------------------------------------------------------------------------------------------
      Total distributions...................................   (1.93)         (0.24)          (0.02)
----------------------------------------------------------------------------------------------------
Net asset value, end of period..............................  $10.24         $11.50          $11.66
====================================================================================================

Total return................................................    9.38%          0.64%          16.91%+

Ratios/supplemental data:
Net assets, end of period (millions)........................   $3.8          $ 3.9          $ 4.7
Ratio of expenses to average net assets:
      Before expense reimbursement..........................    3.65%          3.16%           3.33%+++
      After expense reimbursements..........................    1.85%          1.85%           2.54%+++
Ratio of net income to average net assets:
      Before expense reimbursement..........................   (2.00)%        (1.68)%         (1.84)%+++
      After expense reimbursements..........................   (0.15)%        (0.36)%         (1.05)%+++

Portfolio turnover rate.....................................   46.52%        149.25%         315.38%

* Effective date of the Fund's initial registration under the Securities Act of 1933, as amended. +Annualized.

++Excludes taxes and tax reimbursements of 2.84% of average net assets on an annualized basis.

Further information about the performance of the Fund is contained in the Annual Report of the fund, a copy of which may be obtained at no charge by calling the Fund.

INVESTMENT OBJECTIVES AND APPROACH

The Fund's investment objective is to seek capital appreciation, both realized and unrealized. The Fund will seek to attain its objective by investing in equities and under normal conditions expects to be fully invested. The Fund does not expect to use market timing techniques or make frequent changes in asset allocation. In most instances, particularly when the Advisor believes that long term capital appreciation can be achieved without excessive levels of market risk, the Fund will be fully invested in equities. In addition to common stocks, the Fund may hold preferred stock and instruments convertible into common stock. The Fund's objective may not be altered without the prior approval of a majority of the Fund's shareholders.

The process of selecting common stocks for the Fund primarily involves analysis of the fundamentals of individual stocks. Factors considered by the Fund in selecting stocks include price, earnings expectations, earnings and price histories, cash flow, balance sheets and management. Macroeconomic considerations are of secondary importance.

The Fund is diversified, which under applicable federal law means that as to 75% of its total assets, no more than 5% may be invested in securities of a single issuer and no more than 10% of the voting securities of such issuer. The Advisor does, however, expect to limit the holdings in the Fund portfolio to less than 35 holdings under normal circumstances, in the belief that having a small number of positions leads to the potential for superior capital appreciation.

Under normal market conditions, a portion of the Fund's assets will be held in money market instruments for funds awaiting investment, to allow for shareholder redemptions, and to provide for Fund operating expenses. As a temporary defensive measure, when the Advisor determines that market conditions warrant, the Fund may invest up to 100% of the Fund's assets in money market instruments. To the extent the Fund invests its assets in money market instruments it is not pursuing its stated investment objective.

While portfolio securities are generally acquired for the long term, they may be sold under some of the following circumstances when the Advisor believes that:
(a) the anticipated price appreciation has been achieved or is no longer probable; (b) alternate investments offer superior total return prospects; or
(c) the risk of decline in market value is increased.

Equity Selection. The Fund's portfolio will be comprised principally of common stocks traded on the New York Stock Exchange, American Stock Exchange or on the over-the-counter market. The Investment Advisor will avoid concentration of the Fund's portfolio in any one industry or group of industries. The level of dividends paid by the portfolio companies will be of secondary importance, since current income is not a primary objective. As a majority of the Fund's portfolio will be comprised of common stocks traded on the New York Stock Exchange and
American Stock Exchange, the market capitalization of securities selected for inclusion in the Fund portfolio will typically be medium to large capitalization.

Money Market Instruments. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and may include the U.S. Government Securities and corporate debt securities described below (including those subject to repurchase agreements), bankers acceptances and certificates of deposit of domestic branches of U.S. banks and commercial paper (including variable amount demand master notes) rated in the highest rating category by S&P or Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated AA or better by Moody's or S&P or, if not so rated, of equivalent quality in the

Advisor's opinion. The Advisor may, when it believes that unusually volatile or unstable economic and market conditions exist, depart from the Fund's investment approach and assume temporarily a defensive portfolio posture, increasing the Fund's percentage investment in fixed income securities and cash equivalents, even to the extent that 100% of Fund assets may be so invested. "U.S. Government Securities" include direct obligations of the U.S. Treasury, securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, or any of the foregoing subject to repurchase agreements. (See "Repurchase Agreements").

Repurchase Agreements. The Fund may engage in repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into a repurchase agreement which will cause more than 10% of its assets to be invested in repurchase agreements which extend beyond seven days.

Foreign Securities. The Fund may invest up to 10% of its assets in U.S. dollar denominated securities of foreign issuers, including American Depositary
Receipts with respect to securities of foreign issuers. ADRs are depository receipts for foreign securities denominated in U.S. dollars and traded on U.S. securities markets.

There may be less publicly available information about these issuers than is available about companies in the U.S. and foreign auditing requirements may not be comparable to those in the U.S. In addition, the value of the foreign securities may be adversely affected by movements in the exchange rates between foreign currencies and the U.S. dollar, as well as other political and economic developments, including the possibility of expropriation, confiscatory taxation, exchange controls or other foreign governmental restrictions.

                                  RISK FACTORS

The major portion of the Fund's portfolio normally consists of common stocks, which are subject to market risks that cause their prices to fluctuate over time. Thus, the Fund's net asset value will be expected to fluctuate and Fund shares when redeemed may be worth more or less than their original cost.

Borrowing. The Fund may borrow, temporarily, up to 10% of its total assets for extraordinary purposes or to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund could be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with borrowing. Any such borrowing will be repaid prior to making any additional investments. The Fund will borrow only from a bank. The Fund will not make any further investments if the borrowing exceeds 5% or more of its assets until such time as repayment has been made to bring the total borrowing below 5% of its assets.

Portfolio Turnover. By utilizing the approach to investing described herein, portfolio turnover will generally not exceed 100% per year. The degree of portfolio activity affects the brokerage costs of the Fund, and may have an effect on the tax consequences of capital gain distributions.

The Fund has adopted certain investment restrictions,  which are described fully
in  the  Statement  of  Additional  Information.   Like  the  Fund's  investment
objective, certain of these restrictions are fundamental and may be changed only by a majority vote of the Fund's outstanding shares.

                             MANAGEMENT OF THE FUND

The Board of Trustees of the Trust establishes the Fund's policies and supervises and reviews the management of the Fund.

The Advisor provides the Fund with advice on buying and selling securities, manages the investments of the Fund, furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. The Advisor was organized as a corporation in 1987 and is registered as an investment advisor under the Investment Advisers Act of 1940. Mr. Robert
V. May, Mr. David C. Millikan and Mr. James Folds are control persons of the Advisor. Mr. May is responsible for day to day management of the Fund's portfolio.

As compensation, the Fund pays the Advisor a monthly management fee (accrued daily) based upon the average daily net assets of the Fund at the rate of 1.15% annually.

Investment Company Administration Corporation (the "Manager") acts as the Fund's Administrative Manager. Under that agreement, the Manager prepares various federal and state regulatory filings, reports and returns for the Fund, prepares reports and materials to be supplied to the trustees, monitors the activities of the Fund's custodian, transfer agent and accountants, and coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Manager receives an annual fee equal to the greater of 0.25 of 1% of the Fund's average daily net assets or $15,000.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce its fees or reimburse the Fund for its annual operating expenses which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. The Advisor also may reimburse additional amounts to the Fund at any time in order to reduce the Fund's expenses, or to the extent required by applicable securities laws. The Advisor is currently limiting the Fund's annual operating expense to 2.00% of average net assets. To the extent the Advisor performs a service for which the Fund is obligated to pay, the Fund shall reimburse the Advisor for its costs incurred in rendering such service.

The  Advisor may in its  discretion  and out of its own funds  compensate  third
parties,   such  as  financial   planners,   advisors,   brokers  and  financial
institutions, for sales and marketing assistance with respect to the Fund.

The Advisor considers a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. While these are more fully discussed in the Statement of Additional Information, the factors include, but are not limited to, the reasonableness of commissions, quality of services and execution, and the availability of research which the Advisor may lawfully and appropriately use in its investment management and advisory capacities. Provided the Fund receives prompt execution at competitive prices, the Advisor may also consider the sale of Fund shares as a factor in selecting broker-dealers for the Fund's portfolio transactions.

                            HOW TO INVEST IN THE FUND

The minimum initial investment is $1,000. Subsequent investments must be at least $500, except that the minimum subsequent investment made through the Automatic Investment Plan is $250. First Fund Distributors, Inc. (the "Distributor"), acts as Distributor of the Fund's shares. The Distributor may, at its discretion, waive the minimum investment requirements for purchases in conjunction with certain group or periodic plans.

Investors may purchase shares of the Fund by check or wire:

By Check: For initial investments, an investor should complete the Fund's Account Application (included with this Prospectus). The completed application, together with a check payable to "Trent Equity Fund," should be mailed to the Fund's Transfer Agent: Trent Equity Fund, Rodney Square Management Corp., P.O. Box 8987, Wilmington, DE 19899-9752. A purchase order sent by overnight mail should be sent to Trent Equity Fund, c/o Rodney Square Management, 1105 North Market Street, Wilmington, DE 19890.

For subsequent investments, a stub is attached to the account statement sent to shareholders after each transaction. The stub should be detached from the statement and, together with a check payable to "Trent Equity Fund," mailed to the Transfer Agent in the envelope provided at the address indicated above. The investor's account number should be written on the check.

By Wire: For initial investments, before wiring funds, an investor should call the Transfer Agent at (800) 282-2340 between the hours of 9:00 a.m. and 4:00 p.m. Eastern time, on a day when the New York Stock Exchange is open for trading in order to receive an account number. The Transfer Agent will request the investor's name, address, tax identification number, amount being wired and wiring bank. The investor should then instruct the wiring bank to transfer funds by wire to: RSMC, c/o Wilmington Trust Company, Wilmington, DE, ABA #0311-0009-2, DDA #2689-8811, for credit to Trent Equity Fund, for further credit to [investor's name and account number]. The investor should also ensure that the wiring bank includes the name of the Fund and the account number with the wire. If the funds are received by the Transfer Agent prior to the time that the Fund's net asset value is calculated, the funds will be invested on that day; otherwise they will be invested on the next business day. Finally, the investor should write the account number provided by the Transfer Agent on the Application Form and mail the Form promptly to the Transfer Agent.

For subsequent investments, an investor should call the Transfer Agent at (800) 282-2340 before the wire is sent. Failure to do so will cause the purchase to be credited the next day, when the Transfer Agent receives notice of the wire. The investor's bank should wire funds as indicated above. It is essential that complete information regarding the investor's account be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Investors may obtain further information from the Transfer Agent about remitting funds in this manner and from their own banks about any fees that may be imposed.

Payment of proceeds from redemption of shares purchased with an initial investment made by wire may be delayed until one business day after the completed Account Application is received by the Fund. All investments must be made in U.S. dollars and, to avoid fees and delays, checks should be drawn only on U.S. banks and should not be made by third party check. A charge may be imposed if any check used for investment does not clear. The Fund and the Distributor reserve the right to reject any purchase order in whole or in part.

If an order, together with payment in proper form, is received by the Transfer Agent by the close of trading on the New York Stock Exchange (currently 4:00 p.m., New York City time), Fund shares will be purchased at the offering price determined as of the close of trading on that day. Otherwise, Fund shares will be purchased at the offering price determined as of the close of trading on the New York Stock Exchange on the next business day.

Federal tax regulations require that investors provide a certified Taxpayer Identification Number and certain other required certifications upon opening or reopening an account in order to avoid backup withholding of taxes at the rate of 31% on taxable distributions and proceeds of redemptions. See the

Fund's Account Application for further information concerning this requirement.

The Fund is not required to issue share certificates. All shares are normally held in non-certificated form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder.

                     HOW TO REDEEM AN INVESTMENT IN THE FUND

A shareholder has the right to have the Fund redeem all or any portion of his outstanding shares at their current net asset value on each day the New York Stock Exchange is open for trading. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption.

Direct Redemption. A written request for redemption must be received by the Fund's Transfer Agent in order to constitute a valid tender for redemption. Redemption requests should (a) state the number of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as recorded on the account registration. To protect the Fund and its shareholders, a signature guarantee is required for certain transactions, including redemptions. Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as defined in the federal securities laws. These institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

Telephone Redemption. Shareholders who complete the Redemption by Telephone portion of the Fund's Account Application may redeem shares on any business day the New York Stock Exchange is open by calling the Fund's Transfer Agent at
(800) 282- 2340 between the hours of 9:00 a.m. and 4:00 p.m. Eastern time. Redemption proceeds will be mailed to the address of record or wired at the shareholder's direction the next business day to the predesignated account. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds).

By establishing telephone redemption privileges, a shareholder authorizes the Fund and its Transfer Agent to act upon the instruction of any person by telephone to redeem from the account for which such service has been authorized and send the proceeds to the address of record on the account or transfer the proceeds to the bank account designated in the Authorization. The Fund and the Transfer Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on such instructions. If these identification procedures are not followed, the Fund or its agents could be liable for any loss, liability or cost which results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege. The Fund may change, modify, or terminate these privileges at any time upon at least 60 days' notice to shareholders. The Transfer Agent charges a fee of $7 for wire transmission of redemption proceeds, which is deducted from the proceeds.

Shareholders may request telephone redemption after an account is opened; however, the authorization form will require a separate signature guarantee. Shareholders may experience delays in exercising telephone redemption during periods of abnormal market activity.

General. Payment of the redemption proceeds will be made promptly, but not later than seven days after the receipt of all documents in proper form, including a written redemption order with appropriate signature guarantee in cases where telephone redemption privileges are not being utilized. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the Securities and Exchange Commission. In the case of shares purchased by check and redeemed shortly after purchase, the Fund will not mail redemption proceeds until it has been notified that the check used for the purchase has been collected, which may take up to 15 days from the purchase date. To minimize or avoid such delay, investors may purchase shares by certified check or federal funds wire. A redemption may result in recognition of a gain or loss for Federal income tax purposes.

Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account, other than retirement plan or Uniform Gift to Minors Act accounts, if at any time, due to redemptions by the shareholder, the total value of a shareholder's account does not equal at least $1,000. If the Fund determines to make such an involuntary redemption, the shareholder will first be notified that the value of his account is less than $1,000 and will be allowed 30 days to make an additional investment to bring the value of his account to at least $1,000 before the Fund takes any action.

                  SERVICES AVAILABLE TO THE FUND'S SHAREHOLDERS

Retirement Plans. The Fund offers a prototype Individual Retirement Account ("IRA") plan and information is available from the Distributor or from your securities dealer with respect to Keogh, Section 403(b) and other retirement plans offered. Investors should consult a tax adviser before establishing any retirement plan.

Automatic Investment Plan. For the convenience of shareholders, the Fund offers a preauthorized check service under which a check is automatically drawn on the shareholder's personal checking account each month for a predetermined amount (but not less than $250, unless waived), as if the shareholder had written it himself. Upon receipt of the check, the Fund automatically invests the money in additional shares of the Fund at the current offering price. Applications for this service are available from the Distributor. There is no charge by the Fund for this service. The Distributor may terminate or modify this privilege at any time, and shareholders may terminate their participation by notifying the Transfer Agent in writing.

Systematic Withdrawal Program. As another convenience, the Fund offers a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This Program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty.

A withdrawal under the Systematic Withdrawal Program involves a redemption of shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to the shareholder's account, the account ultimately may be depleted.

                  HOW THE FUND'S PER SHARE VALUE IS DETERMINED

The net asset value of a Fund share is determined once daily as of the close of public trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated by dividing the value of the Fund's total assets, less its liabilities, by the number of Fund shares outstanding.

Portfolio securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at fair values as determined in good faith by or under supervision of the Trust's officers in accordance with methods which are specifically authorized by the Board of Trustees. Short-term obligations with remaining maturities of sixty days or less are valued at amortized cost as reflecting fair value.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. Dividends from net investment income are declared and paid at least annually, typically at the end of the Fund's fiscal year (August 31). Any undistributed net capital gains realized during the Fund's fiscal year will also be distributed to shareholders after the end of the year, with a supplemental distribution on or about December 31 of any undistributed net investment income as well as any additional undistributed capital gains earned during the 12-month period ended each October 31.

Dividends and capital gain distributions (net of any required tax withholding) are automatically reinvested in additional shares of the Fund at the net asset value per share on the reinvestment date unless the shareholder has previously requested in writing to the Transfer Agent that payment be made in cash.

Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the reinvestment date by the amount of the dividend or distribution. Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or distribution was declared will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

Taxes. The Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As long as the Fund continues to qualify, and as long as the Fund distributes all of its income each year to the shareholders, the Fund will not be subject to any federal income tax or excise taxes based on net income. The distributions made by the Fund will be taxable to shareholders whether received in shares (through dividend reinvestment) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders as ordinary income. A portion of these distributions may qualify for the intercorporate dividends-received deduction. Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received the prior December. Shareholders will be informed annually of the amount and nature of the Fund's distributions.

Additional information about taxes is set forth in the Statement of Additional Information. Shareholders should consult their own advisers concerning federal, state and local taxation of distributions from the Fund.

                               GENERAL INFORMATION

The Trust. The Trust was organized as a Massachusetts business trust on February 17, 1987. The Agreement and Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. The fiscal year end of the Fund is August 31.

Shareholder Rights. Shares issued by the Fund have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (for example, approval of the Management Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (for example, election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees.

Performance Information. From time to time, the Fund may publish its total return in advertisements and communications to investors. Total return information will include the Fund's average annual compounded rate of return over the most recent four calendar quarters and over the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund's total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment (at the maximum public offering price) at the beginning of the specified period and the net asset value of such shares at the end of the period, assuming reinvestment of all distributions. Total return figures will reflect all recurring charges against Fund income. Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period.

Shareholder Inquiries. Shareholder inquiries should be directed to the Fund at the number shown on the cover of the Prospectus.

                                     Advisor
                         Trent Capital Management, Inc.
                       2002 Pisgah Church Road, Suite 140
                        Greensboro, North Carolina 27455
                                 (910) 282-9302
                                       --
                                   Distributor
                          First Fund Distributors, Inc.
                       4455 E. Camelback Road, Suite 261E
                             Phoenix, Arizona 85018
                                       --
                                    Custodian
                               The Provident Bank
                                 P.O. Box 14967
                           Cincinnati, Ohio 45250-0967
                                       --
                     Transfer and Dividend Disbursing Agent
                      Rodney Square Management Corporation
                                  P.O. Box 8987
                              Wilmington, DE 19899
                                 (800) 282-2340
                                       --
                                    Auditors
                              Tait, Weller & Baker
                               2 Penn Center Plaza
                             Philadelphia, PA 19102
                                       --
                                  Legal Counsel
                        Heller, Ehrman, White & McAuliffe
                                 333 Bush Street
                         San Francisco, California 94104






                                   PROSPECTUS

                                 January 1, 1996